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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM GLOBAL TRENDS FUND

                          Supplement dated July 1, 2002
                       to the Prospectus dated May 1, 2002
                          as supplemented June 7, 2002


This supplement supercedes and replaces in its entirety the supplement dated June 7, 2002.

The following information replaces in its entirety the fifth paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the
Prospectus:

         "For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase."

The following information replaces in its entirety the seventh paragraph appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

         "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective."

Effective July 1, 2002, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

         - Derek S. Izuel (lead manager), Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997.

         - Eric Thaller, Senior Analyst, who has been responsible for the fund since 2002, and has been associated with the advisor and/or its affiliates since 2001. Mr. Thaller joined AIM in March 2001. He was an associate for Trust Company of the West in 2000, and an associate for Northfield Information Services, Inc. in 1999. From 1994 to 1998 he worked as an equity analyst at Wilshire Associates and Trust Company of the West.

         More information on the fund's management team may be found on our website (http://www.aimfunds.com)."

A new class of shares, Class R shares, recently was added to certain of the AIM Funds that are Category I and II Funds. In conjunction with the addition of the Class R shares, the Boards of Directors/Trustees of the AIM Funds have approved certain changes with respect to the Class A shares of all Category I and II Funds.

The following changes, which become effective November 1, 2002, relate solely to purchases of $1,000,000 or more ("Large Purchase(s)") of Class A shares of Category I and II Funds by qualified retirement plans ("Plans"). No changes will be made with respect to Class A shares of Category I and II Funds purchased by persons or entities other than Plans or with respect to Class A shares of Category III Funds.

Large Purchases of Class A shares currently are subject to a contingent deferred sales charge of 1.00% of net assets for eighteen months, commencing on the date of purchase.
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Effective November 1, 2002, provided that the applicable dealer of record is able to establish that a Plan's Large Purchase of Class A shares is a new investment, A I M Distributors, Inc. ("AIM Distributors") will pay a dealer concession or advance a service fee (collectively, "dealer concessions") to the dealer of record in connection with such Large Purchase and such Class A shares will be subject to a contingent deferred sales charge of 1.00% of net assets for twelve months, commencing on the date the Plan first deposits money in the AIM Fund account. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. If the applicable dealer of record is unable to establish that a Plan's Large Purchase of Class A shares is a new investment, AIM Distributors will not pay a dealer concession in connection with such Large Purchase and such Class A shares will not be subject to a contingent deferred sales charge.
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                        AIM GLOBAL TRENDS FUND

                (SERIES PORTFOLIO OF AIM SERIES TRUST)

                     Supplement dated July 1, 2002
     to the Statement of Additional Information dated May 1, 2002, as supplemented June 7, 2002


The following paragraph replaces in its entirety the ninth paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT ADVISOR" on page 29 of the Statement of Additional Information:

         "AIM has contractually agreed, effective July 1, 2002, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for the Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 2.00% (e.g., if AIM waives 0.25% of Class A expenses, AIM will also waive 0.25% of Class B and Class C expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund."